UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 7, 2005

BEC Funding II, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-120164	16-1708847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CEC Funding, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-120164	16-1708848
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One NSTAR Way

Westwood, Massachusetts 02090

(Address of principal executive offices and (Zip Code)

Registrant’s telephone number, including area code: (781) 441-8900

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On March 1, 2005, the Massachusetts RRB Special Purpose Trust 2005-1 (a special purpose trust) issued $674.5 million of rate reduction certificates to the public. These rate reduction certificates represent fractional, undivided beneficial interests in $265.5 million of notes issued by BEC Funding II, LLC, a wholly owned subsidiary of Boston Edison Company, and $409 million of notes issued by CEC Funding, LLC, a wholly owned subsidiary of Commonwealth Electric Company. Boston Edison Company and Commonwealth Electric Company are each wholly owned subsidiaries of NSTAR. The certificates, and the related BEC Funding II, LLC and CEC Funding, LLC notes, were issued in four classes with varying maturities between 2008 and 2015.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements

Not applicable

(b) Pro Forma Financial Information.

Not applicable

(c) Exhibits:

Exhibit Number	Description

1.1	Underwriting Agreement

4.1.1	Note Indenture (BEC Funding II, LLC)

4.1.2	Note Indenture (CEC Funding, LLC)

4.2	Certificate Indenture

4.3	Declaration of Trust

10.1.1	Transition Property Purchase and Sale Agreement (BEC Funding II, LLC)

10.1.2	Transition Property Purchase and Sale Agreement (CEC Funding, LLC)

10.2.1	Transition Property Servicing Agreement (BEC Funding II, LLC)

10.2.2	Transition Property Servicing Agreement (CEC Funding, LLC)

10.3.1	Note Purchase Agreement (BEC Funding II, LLC)

10.3.2	Note Purchase Agreement (CEC Funding, LLC)

10.4.1.	Administration Agreement (BEC Funding II, LLC)

10.4.2	Administration Agreement (CEC Funding, LLC)

10.5	Fee and Indemnity Agreement

10.6	Cross-Indemnity Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEC Funding II, LLC

	By:	/s/ ROBERT J. WEAFER, JR.
Robert J. Weafer, Jr.
Vice President, Controller and
Chief Accounting Officer
Date: March 7, 2005

CEC Funding, LLC

	By:	/s/ ROBERT J. WEAFER, JR.
Robert J. Weafer, Jr.
Vice President, Controller and
Chief Accounting Officer
Date: March 7, 2005

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement

4.1.1	Note Indenture (BEC Funding II, LLC)

4.1.2	Note Indenture (CEC Funding, LLC)

4.2	Certificate Indenture

4.3	Declaration of Trust

10.1.1	Transition Property Purchase and Sale Agreement (BEC Funding II, LLC)

10.1.2	Transition Property Purchase and Sale Agreement (CEC Funding, LLC)

10.2.1	Transition Property Servicing Agreement (BEC Funding II, LLC)

10.2.2	Transition Property Servicing Agreement (CEC Funding, LLC)

10.3.1	Note Purchase Agreement (BEC Funding II, LLC)

10.3.2	Note Purchase Agreement (CEC Funding, LLC)

10.4.1.	Administration Agreement (BEC Funding II, LLC)

10.4.2	Administration Agreement (CEC Funding, LLC)

10.5	Fee and Indemnity Agreement

10.6	Cross-Indemnity Agreement